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Alabama

FLORIDA
GROWTH
SUNSHINE STATE

GEORGIA
...on my mind
GROWTH

TEXAS
GROWTH
THE LONE STAR STATE

NEVADA
GROWTH
THE SILVER STATE

Colonial BancGroup℠

Gulf South Bank Conference
New Orleans
May 6, 2003

Gulf South Bank Conference New Orleans May 6, 2003

Financial Strength in Local Hands

ð	One bank holding company

—$15.8 billion in assets in five states

—Concentrations in Florida ($6.8 bil.) and Alabama ($4.8 bil.)

ð	A proven community banking philosophy that:

—Involves local expertise in lending decisions

—Creates an atmosphere that nurtures and personalizes customer relationships

ð	Long-standing real estate expertise evident in loan mix and low net charge-offs:

—Residential real estate = 17% of portfolio

—Commercial loans secured by real estate = 33% of the portfolio

—Construction loans secured by real estate = 25% of the portfolio

ð	Experienced management team

—7% insider ownership aligns the interests of shareholders, bondholders and management

Financial Highlights

	March 31, 2003	March 31, 2002	% Change ’02 to ‘03
($ in millions)
Total Assets	$15,754	$13,184	19%
Loans	11,504	10,236	12%
Deposits	9,377	8,598	9%
Shareholders’ Equity	1,080	951	14%

	Three Months Ended
	March 31, 2003	March 31, 2002	% Change ’02 to ‘03
Earnings Summary ($ in thousands)
Net interest Income (taxable equiv.)	$121,724	$110,368	10%
Provision for loan losses	8,060	9,478	-15%
Noninterest Income	29,557	22,927	29%
Noninterest Expense	88,614	70,507	26%

Net income	$35,630	$34,178	4%

Earnings Per Share:

Net Income
Diluted	$0.29	$0.29	0%

Selected Ratios from:
Income from Continuing Operations
Return on average assets	0.92%	1.09%
Return on average equity	12.99%	15.83%

Cash Basis Earnings
Return on average tangible assets	0.95%	1.10%
Return on average tangible equity	17.37%	18.27%

COLONIAL BANK

RENO
CARSON CITY
NEVADA
LAS VEGAS

TENNESSEE
HUNTSVILLE
BIRMINGHAM
ALABAMA
MONTGOMERY
MOBILE
FOLEY
DESTIN
GRAYTON BEACH
ATLANTA
CARROLLTON
MACON
COLUMBUS
PHENIX CITY, AL
GEORGIA
FLORIDA
ST. AUGUSTINE
DAYTONA BEACH
ORLANDO
TAMPA
ST. PETERSBURG
SARASOTA
FORT MYERS
BONITA SPRINGS
NAPLES
PALM BEACH
FORT LAUDERDALE
MIAMI
TEXAS
DALLAS
AUSTIN

REGIONAL BANKS

3

REGIONAL BANKS

NORTHERN ALABAMA REGION

BIRMINGHAM REGION

SOUTH CENTRAL REGION

GULF COAST REGION

GEORGIA REGION

CENTRAL FLORIDA REGION

SOUTHWEST FLORIDA REGION

SOUTH FLORIDA REGION

BAY AREA REGION

NEVADA REGION

TEXAS REGION

Colonial BancGroup

$15.8 Billion in Assets

Florida
44%
Alabama
31%
Corporate
9%
Georgia
8%
Texas
5%
Nevada
3%

4

As of March 31, 2003

$15.8 Billion in Assets

Florida 44%                    Texas 5%

Alabama 31%                 Georgia 8%

Nevada 3%                     Corporate 9%

Assets (in millions)

Florida	$6,823
Alabama	$4,846
Georgia	$1,257
Corporate	$1,461
Texas	$ 838
Nevada	$ 529

As of March 31, 2003

272 Retail Branches

Alabama 124

Florida 105

Texas 10

Nevada 11

Georgia 22

Planned Branch Additions through ‘05:

Alabama	5
Georgia	5
Nevada	6
Texas	6
Florida:
South FL	4
Bay Area	5
Southwest FL	8
Central FL	8
TOTAL	47

Note: Colonial ranks 6th in number of branches in Florida	5

Top 10 Florida Banks and Bank Holding Companies ranked by

Total Deposits as of 12/31/02

Holding Company	State	Total Offices	Total Deposits
1) Bank of America	NC	740	$49,633,076
2) Wachovia Corp.	NC	515	$39,347,235
3) Suntrust Bank	GA	427	$30,794,385
4) Southtrust	AL	248	$9,562,390
5) Amsouth	AL	157	$5,812,732
6) Colonial BancGroup*	AL	105	$4,112,132
7) Northern Trust	IL	27	$3,710,539
8) Ocean Bankshares	FL	22	$3,659,069
9) Union Planters	FL	68	$3,584,698
10) Regions	AL	68	$2,384,925

Provided by the Florida Bankers Association	6

Colonial BancGroup.

Population Growth

62%
30%
25%
18%
10%
23%
11%
NV
GA
TX
FL
AL
Total Colonial Markets
Entire USA
1990 - 2000

7

HOME GROWTH GROWTH GROWTH GROWTH

Population Growth

Percent growth of areas with Colonial branch locations. Source: SNL Securities & Claritas.	7

[CHART]

Colonial BancGroup

Core Deposits

(non-time)

(in millions)
$3,256
$3,137
$3,402
$4,040
$4,950
$5,700*
19%
23%
1998
1999
2000
2001
2002
2003

*Projected growth rate of 15%

8

HOME GROWTH GROWTH GROWTH GROWTH

Core Deposits (non-time)

*Projected growth rate of 15%	8

[CHART]

Colonial BancGroup

Total Loans

(in millions)
$7,110
$8,228
$9,417
$10,368
$11,692
$11,504
16%
14%
10%
13%
1998
1999
2000
2001
2002
1Q03

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HOME GROWTH GROWTH GROWTH GROWTH

Total Loans

[CHART]

Nonperforming Assets/Loans and ORE

1.49%
1.07%
1.34%
1.31%
0.90%
0.78%
0.84%
0.71%
0.60%
0.55%
0.54%
0.64%
0.78%
0.68%
0.30%
0.46%
0.68%
0.84%
0.39%
0.31%
0.24%
0.24%
0.12%
0.11%
0.09%
0.15%
0.18%
0.18%
'90
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'95
'96
'97
'98
'99
'00
'01
'02
1Q03
Other Real Estate

10

Nonperforming Assets/Loans and ORE

[CHART]

Colonial BancGroup

Net Charge-offs/Average Loans

All FDIC insured commercial banks (as of December 2002)
Southern regionals provided by Sandler O'Neill & Partners
Colonial BancGroup
1.59%
0.82%
0.51%
1.27%
0.59%
0.47%
0.85%
0.33%
0.33%
0.50%
0.19%
0.09%
0.49%
0.22%
0.13%
0.58%
0.30%
0.18%
0.63%
0.33%
0.23%
0.66%
0.28%
0.23%
0.58%
0.37%
0.21%
0.58%
0.31%
0.21%
0.83%
0.41%
0.28%
1.10%
0.59%
0.29%
0.20%
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
1Q03

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HOME GROWTH GROWTH GROWTH GROWTH

Net Charge-offs/Average Loans

[CHART]

Colonial BancGroup

Noninterest Income Growth

(excludes securities gains)

(in thousands)
$77,347
$85,008
$96,631
$111,000 *
10%
14%
2000
2001
2002
2003

Projected growth rate of 15%

12

HOME GROWTH GROWTH GROWTH GROWTH

Noninterest Income Growth (excludes securities gains)

*Projected growth rate of 15%	12

[CHART]

Colonial BancGroup

Noninterest Income to Average Assets

1.20%
1.15%
1.10%
1.05%
1.00%
0.95%
0.90%
0.85%
0.80%
0.75%
0.70%
0.65%
0.60%
0.88%
0.89%
1.04%
1.10%
1.08%
1.15%
0.68%
0.66%
0.68%
0.74%
0.83%
0.91%
1998
1999
2000
2001
2002
1Q03*
AL
FL

Annualized

13

HOME GROWTH GROWTH GROWTH GROWTH

Noninterest Income to Average Assets

*Annualized	13

[CHART]

Colonial BancGroup.

Financial Planning Services Revenue

(in thousands)
$3,539
$5,500
$8,200
$8,670
$10,993
$14,200 *
49%
6%
27%
1998
1999
2000
2001
2002
2003

**Projected growth rate of 29%*

14

HOME GROWTH GROWTH GROWTH GROWTH

Financial Planning Services Revenue

*Projected growth rate of 29%	14

[CHART]

Colonial BancGroup

Fixed Annuity Revenue

(in thousands)
$649
$1,189
$5,203
$7,826*
83%
338%
2000
2001
2002
2003

*Projected growth rate of 50%

15

Fixed Annuity Revenue

*Projected growth rate of 50%	15

[CHART]

Colonial BancGroup

Solid Dividend Growth

$.15
$.16
$.17
$.18
$.20
$.22
$.27
$.30
$.34
$.38
$.44
$.48
$.52
$.56
Over a decade of increased dividends!
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03

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HOME GROWTH GROWTH GROWTH GROWTH

Solid Dividend Growth

[CHART]

In Summary…

- Great franchise in high growth markets
- Dividend Yield of 4.24% (as of 4/30/03)
- Loan growth with excellent asset quality
- Continue planned expansion in market areas through acquisitions and new branches
- More products to more people

17

In Summary…

ð Great franchise in high growth markets

ð Dividend Yield of 4.24% (as of 4/30/03)

ð Loan growth with excellent asset quality

ð Continue planned expansion in market areas through acquisitions and new branches

ð More products to more people

Forward Looking Statements

This Presentation contains “forward-looking statements” within the meaning of the federal securities laws. The forward-looking statements in the presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) an inability of the company to realize elements of its strategic plan for 2003 and beyond, including, but not limited to, an inability to maintain asset quality, meet targeted non-performing asset levels, and meet targeted returns on assets; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; (iv) changes which may occur in the regulatory environment and (v) other factors which are more fully described in our periodic filing with the Securities and Exchange Commission. When used in this presentation, the words “believes,” “projected,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions as they relate to BancGroup (including its subsidiaries) or its management are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. BancGroup does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.